SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

Date of Report:   February 14, 2012

Omagine, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-17264	20-2876380
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

350 Fifth Avenue, Suite 1103, New York, N.Y.		10118
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 563-4141

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act;
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ]	Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01 Regulation FD Disclosure

On February 14, 2012 the Company issued a press release announcing the setting of the Record Date for its previously announced Rights Offering and Warrant Distribution.

The Record Date for the Rights Offering and Warrant Distribution is February 24, 2012.

The Rights Offering will expire on March 30, 2012.

Unless earlier redeemed by the Company, the Warrants will expire on December 31, 2013.

Please refer to the Prospectus filed by the Company with the Securities and Exchange Commission on February 13, 2012 for a complete description of the terms and conditions of the Rights Offering and Warrant Distribution.

A copy of the press release is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable
(b) Not applicable
(c) Exhibit Number and Description:

Exhibit	Description

Exhibit 10.1	The press release dated February 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omagine, Inc.
(Registrant)

Dated: February 14, 2012	By:	/s/ Frank J. Drohan
Chairman of the Board,
President and Chief
Executive Officer